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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): January 1, 1999


                         FIRST NATIONAL BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                     FLORIDA
                 (State or Other Jurisdiction of Incorporation)


                                                  06-1522028
      -------------------                         ----------
    (Commission File Number)             (I.R.S. Employer Identification No.)



               5817 MANATEE AVENUE WEST, BRADENTON, FLORIDA 34209
          (Address of Principal Executive Offices, Including Zip Code)


                                 (941) 746-1000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 17, 1998, shareholders of First National Bank of Manatee (the "Bank") approved a Consolidation Agreement ("Agreement") pursuant to which Manatee Interim Bank, National Association (the "Interim Bank"), a wholly owned subsidiary of First National Bancshares, Inc. (the "Company"), was consolidated with and into the Bank under the charter of the Bank on January 1, 1999. The Interim Bank was organized solely for the purpose of the transaction. Effective January 1, 1999, as a result of the consolidation, the Company acquired all of the outstanding shares of capital stock of the Bank, thereby becoming a one-bank holding company. Under the terms of the Agreement, each one of the outstanding shares of the Bank's common stock was exchanged for two shares of the Company's common stock so that, subject to the exercise of dissenters' rights, each existing shareholder of the Bank became a shareholder of the Company.

         Shares of the Bank were registered under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The Bank is subject to the informational requirements of the Exchange Act and in accordance therewith has filed periodical and other reports with the Office of the Comptroller of the Currency (the "OCC"). The Bank will file its annual report on Form 10-K for its fiscal year ended December 31, 1998, with the OCC. Such reports and other information filed by the Bank with the OCC may be examined without charge at, or copies obtained upon payment of prescribed fees from, the Communications Division, Office of the Comptroller of the Currency, 250 E. Street, S.W., Washington, D.C. 20219.

         As a result of the transaction described above, the common stock of the Company is deemed registered under Section 12(g) of the Exchange Act and, as the successor issuer to the Bank, the Company will be subject to the informational requirements of the Exchange Act.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         The exhibit listed below is incorporated herein by reference to the filing indicated.

Exhibit Number                              Description
--------------                              -----------
         2 Consolidation Agreement (the "Consolidation Agreement") dated as of September 17, 1998, by and between the Bank and the Interim Bank, joined in by the Company, incorporated herein by reference to the Amendment No. 1 to Form S-4 Registration Statement (No. 333-60283) filed by the Company with the Securities and Exchange Commission on September 23, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company, as registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST NATIONAL BANCSHARES, INC.



Dated: 1-14-99                            By: /s/ Glen W. Fausset
      -------------------                    ----------------------------------
                                                Glen W. Fausset, Secretary


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                                  EXHIBIT INDEX


             Exhibit No.                           Description
             -----------                           -----------
                 2                                 Consolidation Agreement *





*previously filed